UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): September 14, 2011

MedQuist Inc.
(Exact name of registrant as specified in its charter)

New Jersey	0-19941	22-2531298

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer I.D. No.)

9009 Carothers Parkway
Franklin, Tennessee	37067

(Address of principal executive offices)	(Zip Code)
(866) 295-4600

Registrant’s telephone number, including area code
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
     Debt Modifications
     On September 14, 2011, MedQuist Inc., a New Jersey corporation (the “Company”), entered into the Second Amendment (the “Second Amendment”) to the Credit Agreement, dated as of October 1, 2010 (as amended by the First Amendment to Credit Agreement, Waiver and Consent, dated as of July 11, 2011, the “Credit Agreement”), by and among the Company, MedQuist Holdings Inc., a Delaware corporation (“Holdings”), CBay Inc., a Delaware corporation and direct wholly owned subsidiary of Holdings (“CBay”), MedQuist Transcriptions, Ltd., a New Jersey corporation and indirect subsidiary of Holdings (“MedQuist Transcriptions” and, together with CBay and the Company, the “Borrowers”), the other Loan Parties signatory thereto, the Lenders signatory thereto, and General Electric Capital Corporation, a Delaware corporation, as Agent for the Lenders.
     The Second Amendment amended the Credit Agreement primarily in order (i) to increase the limit on the aggregate amount payable set forth in clause (a)(i) of the definition of “Permitted Acquisitions” under the Credit Agreement from $25,000,000 to $50,000,000 in any fiscal year and $75,000,000 to $150,000,000 during the term of the Credit Agreement, (ii) to eliminate the limit on the aggregate amount payable set forth in clause (a)(iii) of the definition of “Permitted Acquisitions”, (iii) to eliminate the $500,000 limit on Restricted Payments permitted under Section 8.5(j) of the Credit Agreement, (iv) to include a Restricted Payments basket of an aggregate amount of $25,000,000 for repurchases of Holdings stock, (v) to add an accordion feature that allows for additional borrowing capacity of up to $50,000,000, subject to the satisfaction of customary conditions set forth in the Second Amendment and (vi) to make certain other changes as agreed between the Borrowers and the Lenders.
     The foregoing description is qualified in its entirety by reference to the full text of the Second Amendment, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference.

Item 9.01	Financial Statements and Exhibits.
     (d) Exhibits

Exhibit No.	Description
10.1
Second Amendment to Credit Agreement, dated as of September 14, 2011, by and among CBay Inc., MedQuist Inc., MedQuist Transcriptions, Ltd., MedQuist Holdings Inc., the other loan parties signatory thereto, the lenders signatory thereto, and General Electric Capital Corporation, as agent for the lenders

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MedQuist Inc.
By /s/ Mark R. Sullivan
Name:	Mark R. Sullivan
Title:	General Counsel & Chief Compliance Officer

Date: September 20, 2011

Exhibit Index

Exhibit No.	Description
10.1
Second Amendment to Credit Agreement, dated as of September 14, 2011, by and among CBay Inc., MedQuist Inc., MedQuist Transcriptions, Ltd., MedQuist Holdings Inc., the other loan parties signatory thereto, the lenders signatory thereto, and General Electric Capital Corporation, as agent for the lenders